EXHIBIT 99.1

DuPont Pioneer Alfalfa
Business
 (A component of E. I. du Pont de Nemours and Company)
 Special Purpose Combined Financial Statements
September 30, 2014 and December 31, 2013

DuPont Pioneer Alfalfa Business
 (A component of E. I. du Pont de Nemours and Company)
Index

Page(s)
Independent Auditor's Report	1-2
Special Purpose Combined Audited Financial Statements
Special Purpose Combined Statements of Assets to be Sold and Liabilities to be Assumed September 30, 2014 and December 31, 2013	3
Special Purpose Combined Statements of Revenues and Direct Expenses Nine-Months Ended September 30, 2014 and Years Ended December 31, 2013 and 2012	4
Notes to the Special Purpose Combined Financial Statements September 30, 2014 and December 31, 2013	5-8

Independent Auditor's Report

To the Management of
E. I. du Pont de Nemours and Company

We have audited the accompanying special purpose combined statements of the Alfalfa business of Pioneer Hi-Bred International, Inc., a wholly-owned subsidiary of E. I. du Pont de Nemours and Company, which comprise the combined statements of assets to be sold and liabilities to be assumed as of September 30, 2014 and December 31, 2013, and the related special purpose combined statements of revenues and direct expenses for the nine months ended September 30, 2014 and for each of the two years in the period ended December 2013.

Management's Responsibility for the Special Purpose Combined Financial Statements

Management is responsible for the preparation and fair presentation of the special purpose combined financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of special purpose combined financial statements that are free from material misstatement, whether due to fraud or error.

Auditor's Responsibility

Our responsibility is to express an opinion on the special purpose combined financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the special purpose combined financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the special purpose combined financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the special purpose combined financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the special purpose combined financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the special purpose combined financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

PricewaterhouseCoopers LLP, Two Commerce Square, 2001 Market Street, Philadelphia, PA 19103
T: (267) 330-3000, F: (267) 330-3300, www.pwc.com/us

Opinion

In our opinion, the special purpose combined financial statements referred to above present fairly, in all material respects, the assets to be sold and liabilities to be assumed of the Alfalfa business of Pioneer Hi-Bred International, Inc. at September 30, 2014 and December 31, 2013 and the revenues and direct expenses for the nine months ended September 30, 2014 and for each of the two years in the period ended December 31, 2013 in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

The accompanying special purpose combined financial statements were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K of S&W Seed Company, as described in Note 1, and are not intended to be a complete presentation of the financial position or results of operations of the Alfalfa business of Pioneer Hi-Bred International, Inc. Our opinion is not modified with respect to this matter.

/s/ PricewaterhouseCoopers LLP

January 19, 2015

DuPont Pioneer Alfalfa Business
 (A component of E. I. du Pont de Nemours and Company)
 Special Purpose Combined Statements of Assets to be Sold and Liabilities to be Assumed
September 30, 2014 and December 31, 2013

(in thousands)

	September 30,	December 31,
	2014	2013

Assets to be sold
Current assets
Inventories	$ 18,586	$ 15,956
Total current assets	18,586	15,956
Plant, property and equipment, net	3,123	2,935
Intangible assets, net	1,142	1,142
Total assets to be sold	22,851	20,033
Liabilities to be assumed
Accrued grower compensation	15,248	7,072
Total liabilities to be assumed	15,248	7,072
Net assets acquired	$ 7,603	$ 12,961

The accompanying notes are integral to these special purpose combined financial statements.

DuPont Pioneer Alfalfa Business
 (A component of E. I. du Pont de Nemours and Company)
 Special Purpose Combined Statements of Revenues and Direct Expenses
Nine-Months Ended September 30, 2014 and
Years Ended December 31, 2013 and 2012

(in thousands)

	Nine Months	Year	Year
	Ended	Ended	Ended
	September 30,	December 31,	December 31,
	2014	2013	2012

Revenue	$ 40,861	$ 45,541	$ 43,716
Direct expenses
Direct costs of revenues	31,724	34,415	34,793
Research and development	1,287	1,648	1,607
Total direct expenses	33,011	36,063	36,400
Excess of revenues over
direct expenses	$ 7,850	$ 9,478	$ 7,316

The accompanying notes are integral to these special purpose combined financial statements.

DuPont Pioneer Alfalfa Business
 (A component of E. I. du Pont de Nemours and Company)
 Notes to Special Purpose Combined Financial Statements
September 30, 2014 and December 31, 2013

(in thousands)

1.    Description of Business and Basis of Presentation

Background and Description of Business

On December 19, 2014, Pioneer Hi-Bred International, Inc. ("Pioneer" or the "Company"), a wholly owned subsidiary of E. I. du Pont de Nemours and Company ("Parent"), entered into an asset purchase agreement with S&W Seed Company (the "Buyer" or "S&W") providing for the sale of assets of the alfalfa product line ("Alfalfa" or the "Business") of Pioneer. The sale was completed December 31, 2014 with a purchase price of $44 million. Additionally, the agreement includes a potential earn-out payment of up to $5 million based on sales of the acquired germplasm in the three year period following the closing.

Under the terms of the agreement between Pioneer and S&W ("the Asset Purchase Agreement"), the Buyer acquired assets which include the alfalfa current year work in process inventory and the related grower's compensation liability, germplasm, the Nampa, Idaho production facility and equipment and the Arlington, Wisconsin research facility and equipment. Alfalfa-related equipment from the Connell, Washington research facility is also included in the transaction. With the exception of the grower's compensation liability, no other liabilities, contingent or otherwise, were assumed by S&W.

Basis of Presentation

The Business has not been accounted for as a separate entity, subsidiary or division of Pioneer or its Parent. In addition, stand-alone financial statements related to the Business have never been prepared previously as the Parent's financial system is not designed to provide complete financial information of the Business. Therefore, it was not practical to provide the Buyer with full financial statements for the Business in accordance with Regulation S-X. Thus, special purpose combined statements of assets to be sold and liabilities to be assumed and statements of revenues and direct expenses (the "Special Purpose Combined Financial Statements") were prepared for the nine month period ended September 30, 2014, and for each of the two years ended December 31, 2013.

These Special Purpose Combined Financial Statements have been derived from the accounting records of Pioneer using its historical financial information. Management has included allocations of certain warehousing overhead, distribution and selling costs that it believes are reasonable and appropriate. The Special Purpose Combined Financial Statements do not necessarily represent the assets to be sold or liabilities to be assumed or revenues and direct expenses as if the Business had been operating as a separate, stand-alone entity during the periods presented. In addition, the Special Purpose Combined Financial Statements may not be indicative of the financial condition or results of operations of the Business going forward.

The Special Purpose Combined Financial Statements include the portion of Pioneer's subsidiaries involved in the Business, all of which are wholly owned by the Parent. All significant intercompany balances and transactions have been eliminated.

The financial information of Pioneer's foreign operations involved in the Business has been translated into U.S. dollars at the exchange rates as follows: (i) asset and liability accounts at end-of-period rates, and (ii) revenue and expense accounts at the average exchange rates in effect during the period.

DuPont Pioneer Alfalfa Business
 (A component of E. I. du Pont de Nemours and Company)
 Notes to Special Purpose Combined Financial Statements
September 30, 2014 and December 31, 2013

(in thousands)

Under the Parent's centralized cash management approach, generally all cash, investment, derivative and debt balances are handled centrally by the Parent's treasury function, and accordingly are not presented in these Special Purpose Combined Financial Statements. Historically Pioneer has not maintained separate financial records for the Business and, as such, it is impracticable for the Business to identify operating or financing cash flows associated with the Business.

The net sales included in the accompanying special purpose combined statements of revenues and direct expenses represent net sales directly attributable to the Business. The costs and expenses included in the accompanying special purpose combined statements of revenues and direct expenses include direct and allocated costs and expenses directly related to the Business.

The special purpose combined statements of revenues and direct expenses do not include costs not directly associated with producing the revenues from the Business (such as corporate, shared services and other indirect general & administrative costs) as well as interest income/expense and income taxes.

2.    Summary of Significant Accounting Policies

Use of Estimates

The preparation of the Special Purpose Combined Financial Statements in accordance with United States ("U.S.") Generally Accepted Accounting Principles ("GAAP"), requires management to make estimates and assumptions that may affect the reported amounts of the assets sold, liabilities assumed, revenues, direct expenses and related disclosures during the reporting periods. Management bases its estimates on historical experience and various other assumptions it believes to be reasonable. Components of these Special Purpose Combined Financial Statements particularly subject to estimation include the allocation of shared warehouse overhead charges and certain distribution costs that have not historically been allocated down to the Business. Actual results may differ from management's assumptions.

Inventories

Inventory is valued at the lower of cost or market value on a first-in, first-out basis. Cost includes materials, field growing and harvesting costs, plant conditioning and packaging costs, and manufacturing overhead.

Property, Plant and Equipment (PP&E)

Property, plant and equipment is carried at cost and is depreciated using the straight-line method. Equipment and buildings are depreciated over useful lives ranging from 3 to 25 years and 10 to 35 years, respectively. When assets are surrendered, retired, sold or otherwise disposed of, their gross carrying values and related accumulated depreciation are removed from the accounts and included in determining gain or loss on such disposals.

Maintenance and repairs are charged to operating expenses; replacements and improvements are capitalized.

DuPont Pioneer Alfalfa Business
 (A component of E. I. du Pont de Nemours and Company)
 Notes to Special Purpose Combined Financial Statements
September 30, 2014 and December 31, 2013

(in thousands)

Intangibles Assets and Impairment

Intangible assets

The Business' germplasm is the pool of genetic source material and body of knowledge gained from the development and delivery stage of plant breeding.  The Company recognized germplasm as an indefinite lived intangible asset upon acquisition of the Company by DuPont. A portion of the Company's total germplasm was allocated to the Business.  This intangible asset is expected to contribute to cash flows beyond the foreseeable future and there are no legal, regulatory, contractual, or other factors which limit its useful life.

Impairment

Indefinite-lived intangible assets are tested for impairment at least annually; however, these tests are performed more frequently when events or changes in circumstances indicate that the asset may be impaired. Impairment exists when carrying value exceeds fair value. The Company's fair value methodology is based on prices of similar assets or other valuation methodologies including discounted cash flow techniques.

There were no impairment losses recognized during the nine months ended September 30, 2014 and each of the two years ended December 31, 2013.

Accrued Grower Compensation

The Business contracts with growers (farmers) to produce commercial alfalfa seed using Pioneer germplasm (parent seed supplied by Pioneer). The growers are compensated for the number of pounds of alfalfa seed harvested that meets specific standards. This compensation is accrued for when the growers deliver the alfalfa seed to the Business.

Revenue Recognition

The Company recognizes revenue when the earnings process is complete.  Revenue for product sales is recognized upon delivery, when title and risk of loss have been transferred, collectability is reasonably assured and pricing is fixed or determinable.  Estimates are made for sales returns and other allowances based on the Business' experience.  Amounts to be billed to customers for shipping and handling fees are included in net sales and costs incurred by the Business for the delivery of goods are classified as direct costs of revenues.

Direct Cost of Revenues

Direct cost of revenues includes direct variable and fixed production costs, inventory write-downs net of proceeds received for inventory discarded, as well as an allocation of costs associated with the Business' warehouse overheard charges and certain distribution and selling costs. The allocations were based upon a variety of measures such as inventory costs and square footage.

Research and Development

Research and development costs are expensed as incurred.  Research and development expenses include costs (primarily consisting of employee costs, materials, contract services, research agreements, and other external spend) relating to the discovery and development of new products, enhancement of existing products and regulatory approval of new and existing products.

DuPont Pioneer Alfalfa Business
 (A component of E. I. du Pont de Nemours and Company)
 Notes to Special Purpose Combined Financial Statements
September 30, 2014 and December 31, 2013

(in thousands)

3.    Property, Plant and Equipment

Property, plant and equipment consist of the following:

	September 30,	December 31,
	2014	2013

Land	$ 673	$ 673
Buildings	2,017	1,896
Machinery and equipment	6,751	6,409
Total cost	9,441	8,978
Less: Accumulated depreciation	(6,318)	(6,043)
	$ 3,123	$ 2,935

Depreciation expense for property, plant and equipment for the nine months ended September 30, 2014 was $216 and $262 and $247 for the years ended December 31, 2013 and 2012, respectively.

4.    Subsequent Events

The Business has evaluated subsequent events after the balance sheet date through January 19, 2015, which is the date the Special Purpose Combined Financial Statements were available to be issued.